Inventories	12 Months Ended
Dec. 31, 2025
Inventories.
Inventories

20Inventories

	2025	2024
Consumable stores(1)	22,998	20,712
Gold in progress and Ore Stockpile(2)	3,830	3,056
	26,828	23,768

(1)

Included in consumables stores is an amount of ($3,168) (2024: ($2,105)) for provision for obsolete stock for items that are not compatible with plant and equipment currently in use. Increase in provision for obsolete stock amounted to $1,063 for 2025 (2024: $312).

(2)

Gold work in progress balance as at December 31, 2025 consists of 2,262 ounces (2024: 3,442 ounces) of gold. The ore stockpile relates to a surface stockpile of approximately 26,735 tonnes (2024: 8,487 tonnes) of crushed ore containing approximately 1,897 ounces (2024: 700 ounces) of recoverable gold. Stockpiles are measured by estimating the number of tons added and removed from the stockpile, the number of contained gold ounces is based on assay data, and the estimated recovery percentage based on the expected processing method.